UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 3, 2025

Cartica Acquisition Corp

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41198	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas, 11th Floor

New York, NY 10105

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: +1-202-741-3677

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share and one-half of one Redeemable Warrant	CITEU	The Nasdaq Stock Market LLC

Class A Ordinary Share, par value $0.0001 per share	CITE	The Nasdaq Stock Market LLC

Redeemable Warrants	CITEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Extension Promissory Note

On January 6, 2025, Cartica Acquisition Corp, a special purpose acquisition company incorporated as a Cayman Islands exempted company (the “Company”), issued a promissory note (the “Extension Note”) in the principal amount of up to $121,328.64 to Cartica Acquisition Partners, LLC (the “Sponsor”), a Delaware limited liability company, the Company’s sponsor. As more fully described below, in connection with the extension of the Company’s termination date from January 7, 2025 to October 7, 2025 (the “Extension”), the Company will deposit in its trust account (the “Trust Account”) $40,442.88 each month (commencing on January 8, 2025 and on the 7th day of each subsequent month) through April 7, 2025, for the benefits of Class A ordinary shares of the Company sold in its initial public offering (the “Public Shares”) that were not redeemed in connection with the Extension that was approved at the Meeting (as defined below). The proceeds of the Extension Note will be deposited into the Trust Account for up to the first three months of the Extension.

The principal amount of this note may be drawn down in three equal amounts of $40,442.88 per month. On January 7, 2025, the first installment was deposited into the Trust Account. The Extension Note bears no interest and is payable in full upon the earlier of (i) the date of the consummation of the Company’s initial business combination, and (ii) the date of the liquidation of the Company.

The Extension Note was issued pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

The foregoing description is qualified in its entirety by reference to the Extension Note, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 6, 2025, the Company received a letter from the Listing Qualifications Department of The Nasdaq Stock Market (“Nasdaq”) stating that, pursuant to Nasdaq Listing Rule IM-5101-2 (“Rule IM-5101-2”), the staff of Nasdaq (“Staff”) had determined that (i) the Company’s securities will be delisted from Nasdaq, (ii) trading of the Company’s Class A ordinary shares, warrants, and units will be suspended at the opening of business on January 13, 2025 and (iii) a Form 25-NSE will be filed with the Securities and Exchange Commission (the “SEC”), which will remove the Company’s securities from listing and registration on Nasdaq. Under Rule IM-5101-2, a special purpose acquisition company must complete one or more business combinations within 36 months of the effectiveness of its initial public offering registration statement. Since the Company failed to complete its initial business combination by January 4, 2025, the Staff concluded that the Company did not comply with Rule IM-5101-2 and that the Company’s securities are now subject to delisting.

Trading of the Company’s securities on the OTC market is expected to commence shortly after they are delisted from Nasdaq. The delisting from Nasdaq and the commencement of trading on the OTC market does not affect the Company’s previously announced business combination with Nidar Infrastructure Limited, a Cayman Islands exempted company (“Nidar”), and Yotta Data and Cloud Limited, a Cayman Islands exempted company and a wholly owned subsidiary of Nidar, as parties continue to work to effectuate the completion of that business combination. The post-combination company, Nidar, has filed a registration statement on Form F-4, as amended, with the SEC in connection with the registration of its securities under the Securities Act.

The Company will remain a reporting entity under the Securities Exchange Act of 1934, as amended, with respect to continued disclosure of financial and operational information.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure contained in Item 5.07 of this Current Report on Form 8-K is incorporated by reference in this Item 5.03.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On January 3, 2025, the Company held an extraordinary general meeting of shareholders (the “Meeting”) to (i) amend the Company’s amended and restated memorandum and articles of association, as amended (the “Charter”) to extend the date by which the Company has to consummate a business combination from January 7, 2025 to October 7, 2025 (the “Charter Amendment” and the proposal, the “Extension Amendment Proposal”) and (ii) eliminate from the Charter that the Company may not redeem Public Shares to the extent that such redemption would result in the Company having net tangible assets of less than US$5,000,001 (the “Redemption Limitation”) in order to allow the Company to redeem Public Shares irrespective of whether such redemption would exceed the Redemption Limitation (the “Redemption Limitation Amendment Proposal”). The proposal to adjourn the Meeting to a later date was not presented because there were enough votes to approve each of the foregoing proposals.

There were 6,999,422 Class A ordinary shares and 1,000,000 Class B ordinary shares issued and outstanding on November 27, 2024, the record date for the Meeting, entitled to cast a total of 7,999,422 votes. At the Meeting, there were 7,182,434 ordinary shares present in person or by proxy, representing approximately 89.79% of the total ordinary shares issued and outstanding as of the record date, which constituted a quorum.

The final voting results for the Extension Amendment Proposal are as follows:

For	Against	Abstain
6,945,633	236,801	0

The final voting results for the Redemption Limitation Amendment Proposal are as follows:

For	Against	Abstain
6,947,361	235,073	0

Shareholders holding 901,326 Public Shares exercised their right to redeem such shares for a pro rata portion of the funds in the Trust Account. As a result, approximately $10.56 million (approximately $11.72 per share) will be removed from the Trust Account to pay such holders. Immediately following the redemptions, there are 1,348,096 Class A ordinary shares issued and outstanding.

The Charter Amendment went effective as of January 3, 2025 and was filed by the Company with the Cayman Islands Registrar of Companies. A copy of the Charter Amendment is attached as Exhibit 3.1 hereto and is incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
3.1	Amendment to the Amended and Restated Memorandum and Articles of Association.
10.1	Promissory Note, dated as of January 6, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cartica Acquisition Corp

Date: January 10, 2025	By:	/s/ Suresh Guduru
	Name:	Suresh Guduru
	Title:	Chairman and Chief Executive Officer